UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2022

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Please see the disclosure relating to certain preliminary financial results of Nektar Therapeutics, a Delaware corporation (the “Company”), set forth under Item 7.01 “Regulation FD Disclosure” of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b) On April 25, 2022, the Company announced that John Northcott will step down as Senior Vice President and Chief Commercial Officer of the Company in June 2022.

Item 7.01 Regulation FD Disclosure.

On April 22, 2022, the Company announced that it would host an analyst and investor conference call with Nektar executives on Monday, April 25, 2022, at 2:00 p.m. Pacific Standard Time (PST), to outline a new strategic plan for the Company and provide updates for the Company’s research and development pipeline. On April 25, 2022, the Company issued a press release (the “Press Release”) announcing a new strategic reorganization and corporate outlook. A copy of the Press Release is furnished herewith as Exhibit 99.1. The press release and live audio-only webcast of the conference call can be accessed through a link that is posted on the Home Page and Investors section of the Nektar website: http://ir.nektar.com/. The web broadcast of the conference call will be available for replay through May 27, 2022.

In addition, on the conference call management intends to announce certain preliminary financial results for the quarter ended March 31, 2022 (the “First Quarter”) including the following: (i) as of March 31, 2021, the Company had cash and investments of approximately $704 million, (ii) revenue for the First Quarter was approximately $25 million, (iii) research and development expense for the First Quarter was approximately $110 million, (iv) G&A expense for the First Quarter was approximately $28 million, and (v) the Company derecognized the development derivative liability with SFJ Pharmaceuticals in connection with the head and neck cancer study and recognized a gain of approximately $33 million to be reflected in the income statement line item “Change in fair value of development derivative liability.” This preliminary financial information for the First Quarter has been prepared by and is the responsibility of the Company’s management and has not been audited by the Company’s independent registered public accounting firm. Accordingly, the Company’s independent registered public accounting firm does not express an opinion on or provide any other form of assurance with respect to this preliminary data. This financial information is subject to the completion of the Company’s quarter-end financial closing procedures and the preparation of the Company’s consolidated financial statements. As a result, actual results may differ from these estimates.

The Company expects that the conference call and ensuing Q&A session will include certain forward-looking statements regarding the therapeutic potential of, and future development plans for, NKTR-358, NKTR-255 and our other drug candidates in research programs, the timing of the initiation of clinical studies and the availability of clinical data for our drug candidates, our expectations (including our expected charges and cost savings) following our corporate restructuring, reorganization and workforce reduction, and our expected working capital our cash runway. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others: (i) our statements regarding the therapeutic potential of NKTR-358, NKTR-255 and our other drug candidates are subject to change as research and development continue to generate new safety and efficacy data; (ii) NKTR-358, NKTR-255 and our other drug candidates are investigational agents and continued research and development for these drug candidates is subject to substantial risks, including negative safety and efficacy findings in ongoing studies (notwithstanding positive findings in earlier preclinical and clinical studies); (iii) NKTR-358, NKTR-255 and our other drug candidates are in various stages of clinical development and the risk of failure is high and can unexpectedly occur at any stage prior to regulatory approval; (iv) the timing of the commencement or end of clinical trials and the availability of clinical data may be delayed or unsuccessful due to challenges caused by the COVID-19 pandemic, regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, changing standards of care, evolving regulatory requirements, clinical trial design, clinical outcomes and competitive factors; (v) we may not achieve the expected costs savings we expect from the restructuring and reorganization; and (vi) patents may not issue from our patent applications for our drug candidates, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required; and (vii) certain other important risks and uncertainties set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2022. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

The information in this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this report shall not be incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release titled “Nektar Therapeutics Announces Strategic Reorganization Plan and Corporate Outlook.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: April 25, 2022	By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

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